Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2015 First Quarter Update Holstenplatz, Hamburg, Germany

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Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our investments are located; the availability of cash flow from operating activities for special distributions, if any; conflicts of interest arising out of our relationships with our advisor and its affiliates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; our ability to secure leases at favorable rental rates; our ability to sell our assets at a price and on a timeline consistent with our investment objectives; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission.

Agenda Notable Events Financial Review Portfolio Updates Strategy Review Questions Arbors Harbor Town, Memphis, TN

Notable Events Sold Babcock Self Storage and AJS Simple weighted annual average return on completed investments exceeds 21% Continued to focus on identifying opportunities to sell additional assets Average Investments (1) Annual Return (2) Stone Creek 139.7% PAL Loan 23.8% Inland Empire Distribution Center 51.5% Archibald Business Center 34.9% Palms of Monterrey 42.7% Parrot's Landing 27.8% Interchange Business Center 20.9% 1875 Lawrence 1.5% Babcock Self Storage 30.1% Simple Weighted Average (3) 21.2% (1) Excludes AJS and eight of the nine Florida MOB Portfolio buildings previously sold (2) Excludes fees paid to the Advisor (3) Based on amount of equity invested Simple Weighted Average Annual Return on Completed Investments (Asset-level Returns)

Notable Events (cont.) Paid a special cash distribution of $25.7 million, or $1.00 per share, on March 31 ESV adjusted to $8.72, from $9.72, on March 30 to reflect the special distribution Paid off $8.1 million Holstenplatz loan after end of first quarter River Club and Townhomes at River Club, Athens, GA

Financial Review Selected Financial Data 2015 2014 Change % Change Rental Revenue 8,486 $ 7,881 $ 605 $ 7.7% Property Operating Expenses 2,897 $ 2,724 $ 173 $ 6.4% Hotel Revenue 4,828 $ 4,364 $ 464 $ 10.6% Hotel Operating Expenses 3,158 $ 3,022 $ 136 $ 4.5% Three Months Ended March 31,

Financial Review (cont.) (Dollars in thousands) Portfolio Debt Balance as of Interest Maturity Description 3/31/15 Rate Date Holstenplatz(1) $ 8,101 3.887% 04/30/15 Courtyard - Kauai 38,000 30-day LIBOR +0.95%(2) 11/9/2015(3) Gardens Medical Pavilion 13,585 4.90% 01/01/18 River Club and the Townhomes at River Club 24,570 5.26% 05/01/18 Parkside 10,738 5.00% 06/01/18 Arbors Harbor Town 25,474 3.99% 01/01/19 Lakewood Flats 33,500 30-day LIBOR +1.50%(2) 11/05/19 Lakes of Margate 14,676 5.49% and 5.92% 01/01/20 Wimberly at Deerwood 26,685 30-day LIBOR + 2.28%(2) 03/01/23 22 Exchange 19,500 3.93% 05/05/23 $ 214,829 (1) Note was paid off subsequent to March 31, 2015 (2) 30-day LIBOR was 0.18% at March 31, 2015. (3) Contains extension option to May 2017

Behringer Harvard Opportunity REIT II Portfolio GERMAN OFFICE INVESTMENTS Holstenplatz Alte Jakobstrasse River Club 22 Exchange STUDENT HOUSING INVESTMENTS MULTIFAMILY INVESTMENTS Parkside Apartments Lakes of Margate Arbors Harbor Town Wimberly at Deerwood Courtyard by Marriott - Kauai Babcock Self Storage Gardens Medical Pavilion Prospect Park Development Mezzanine Financing Lakewood Flats Sold Sold

Courtyard by Marriott at Coconut Beach, Kauai, HI Courtyard Marriott Kauai, Hawaii Year-over-year improvement in key operating measures Revenues: +10.6% Occupancy rate: +0.8 pct. pts. ADR: +6.4% RevPAR: +7.4% NOI: +24.5% Continuing to focus on operating efficiencies

Arbors Harbor Town Memphis, Tennessee Avg. in-place rents are $1.20/s.f. 92%-leased Multifamily Investments Lakes of Margate Margate, Florida Avg. in-place rents are $1.42/s.f. 90%-leased

Multifamily Investments *(cont.)*



Wimberly at Deerwood
Jacksonville, Florida

- Avg. in-place rents are $1.12/s.f.
- Continuing rent growth
- 94%-leased



Parkside Apartments
Sugar Land, Texas

- Renovations underway
- Avg. in-place rents are $1.15/s.f.
- 87%-leased



Lakewood Flats
Dallas, Texas

- Avg. in-place rents are $1.50/s.f.
- In-place rent was $1.47/s.f. at acquisition
- 93%-leased

© 2015 Behringer

BEHRINGERHARVARD
OPPORTUNITY REIT II, INC.

Student Housing Investments River Club Athens, Georgia 100% pre-leased for 2015/16 academic year Focus is on growing rental rates 22 Exchange Akron, Ohio 73% pre-leased for 2015/16 academic year Reflects increased competition in market and lower enrollment Focus is on increasing leasing and occupancy

Operating Strategy 1875 Lawrence, Denver, CO Continue the disposition phase Maintain a strong balance sheet, which provides flexibility to execute Manage assets to increase value and position for sale Continue to consider additional special cash distributions from asset sales

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